Interpublic Group October 20, 2023 THIRD QUARTER 2023 EARNINGS CONFERENCE CALL

2Interpublic Group of Companies, Inc. Overview — Third Quarter 2023 Organic change of Net Revenue, adjusted EBITA before Restructuring Charges and adjusted diluted EPS are non-GAAP measures. Management believes these metrics provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. See our non-GAAP reconciliations of Organic Change of Net Revenue on pages 19-20 and adjusted results on pages 21-22 and 26-27. • Total revenue including billable expenses was $2.7 billion ◦ Organic change of revenue before billable expenses (“net revenue”) was -0.4% ◦ US organic change was -1.2% ◦ International organic change was +1.1% • Net income as reported was $243.7 million • Adjusted EBITA before restructuring charges was $397.2 million, with 17.2% margin on revenue before billable expenses • Diluted EPS was $0.63 as reported and $0.70 as adjusted • Repurchased 2.6 million shares returning $91.0 million to shareholders

3Interpublic Group of Companies, Inc. Three Months Ended September 30, 2023 2022 Revenue Before Billable Expenses $ 2,309.0 $ 2,296.2 Billable Expenses 369.5 341.5 Total Revenue 2,678.5 2,637.7 Salaries and Related Expenses 1,531.1 1,546.8 Office and Other Direct Expenses 318.8 327.9 Billable Expenses 369.5 341.5 Cost of Services 2,219.4 2,216.2 Selling, General and Administrative Expenses 16.9 18.5 Depreciation and Amortization 66.0 67.0 Restructuring Charges (0.6) (5.8) Total Operating Expenses 2,301.7 2,295.9 Operating Income 376.8 341.8 Interest Expense, Net (23.6) (27.9) Other (Expense) Income, Net (13.7) 17.5 Income Before Income Taxes 339.5 331.4 Provision for Income Taxes 91.5 76.4 Equity in Net (Loss) Income of Unconsolidated Affiliates (2.3) 2.5 Net Income 245.7 257.5 Net Income Attributable to Non-controlling Interests (2.0) (5.7) Net Income Available to IPG Common Stockholders $ 243.7 $ 251.8 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.64 $ 0.64 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.63 $ 0.64 Weighted-Average Number of Common Shares Outstanding - Basic 383.6 390.6 Weighted-Average Number of Common Shares Outstanding - Diluted 385.5 394.1 Dividends Declared per Common Share $ 0.310 $ 0.290 ($ in Millions, except per share amounts) Operating Performance

Revenue Before Billable Expenses [1]

	Three Months Ended		Nine Months Ended	
	$	% Change	$	% Change
September 30, 2022	**$ 2,296.2**		**$ 6,898.9**	
Foreign currency	15.0	0.7%	(60.7)	(0.8%)
Net acquisitions/(divestitures)	8.0	0.3%	29.7	0.4%
Organic	(10.2)	(0.4%)	(53.5)	(0.8%)
Total change	**12.8**	**0.6%**	**(84.5)**	**(1.2%)**
September 30, 2023	**$ 2,309.0**		**$ 6,814.4**	

	Three Months Ended September 30,				Nine Months Ended September 30,			
			Change				Change	
	2023	2022 [2]	Organic	Total	2023	2022 [2]	Organic	Total
Media, Data & Engagement Solutions IPG Mediabrands, Acxiom, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge	$ 1,054.4	$ 1,024.2	0.5%	2.9%	$ 3,070.7	$ 3,063.2	(0.6%)	0.2%
Integrated Advertising & Creativity Led Solutions McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies	$ 883.3	$ 927.1	(4.1%)	(4.7%)	$ 2,672.6	$ 2,805.8	(2.9%)	(4.7%)
Specialized Communications & Experiential Solutions Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health	$ 371.3	$ 344.9	6.5%	7.7%	$ 1,071.1	$ 1,029.9	4.5%	4.0%

(1) "Net Revenue".
(2) Results for the three and nine months ended September 30, 2022 have been recast to reflect the transfer of certain agencies between reportable segments.
See reconciliation of Organic Change of Net Revenue change on pages 19-20.
Note: Revenue Before Billable Expenses was previously referred to as Net Revenue.
($ in Millions)

Interpublic Group of Companies, Inc. — 4
IPG

5Interpublic Group of Companies, Inc. Organic Change of Net Revenue by Region Three Months Ended September 30, 2023 -1.2% United States +2.2% United Kingdom +3.9% Continental Europe +5.7% Latin America -5.0% Asia Pacific +1.1% International -0.4% Worldwide +1.2% All Other Markets “All Other Markets” includes Canada, the Middle East and Africa. Circle proportions represent consolidated Net Revenue distribution. See reconciliation of Organic Change of Net Revenue, including total Net Revenue change, on page 19.

6Interpublic Group of Companies, Inc. Operating Expenses % of Revenue Before Billable Expenses (1) Excludes amortization of acquired intangibles. (1) Three Months Ended September 30

Adjusted Diluted Earnings Per Share

	Three Months Ended September 30, 2023				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [1]	Net Losses on Sales of Businesses [2]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	**$ 376.8**	**$ (21.0)**	**$ 0.6**		**$ 397.2**
Total (Expenses) and Other Income [4]	(37.3)			$ (12.1)	(25.2)
Income Before Income Taxes	**339.5**	**(21.0)**	**0.6**	**(12.1)**	**372.0**
Provision for Income Taxes	91.5	4.3	(0.2)	2.6	98.2
Effective Tax Rate	*27.0 %*				*26.4 %*
Equity in Net Loss of Unconsolidated Affiliates	(2.3)				(2.3)
Net Income Attributable to Non-controlling Interests	(2.0)				(2.0)
DILUTED EPS COMPONENTS:					
Net Income Available to IPG Common Stockholders	**$ 243.7**	**$ (16.7)**	**$ 0.4**	**$ (9.5)**	**$ 269.5**
Weighted-Average Number of Common Shares Outstanding	385.5				385.5
Earnings per Share Available to IPG Common Stockholders [5]	**$ 0.63**	**$ (0.04)**	**$ 0.00**	**$ (0.02)**	**$ 0.70**

(1) Restructuring charges of ($0.6) in the third quarter of 2023 represent adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020.
(2) Primarily relates to losses on complete dispositions of businesses and the classification of certain assets as held for sale.
(3) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23.
(4) Consists of non-operating expenses including interest expense, interest income, and other expense, net.
(5) Earnings per share amounts calculated on an unrounded basis.
See full non-GAAP reconciliation of adjusted diluted earnings per share on page 21.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 7

Adjusted Diluted Earnings Per Share

	Nine Months Ended September 30, 2023				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [1]	Net Losses on Sales of Businesses [2]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	$ 875.8	$ (63.1)	$ 0.7		$ 938.2
Total (Expenses) and Other Income [4]	(91.7)			$ (20.4)	(71.3)
Income Before Income Taxes	784.1	(63.1)	0.7	(20.4)	866.9
Provision for Income Taxes	135.9	12.7	(0.3)	4.0	152.3
Effective Tax Rate	17.3 %				17.6 %
Equity in Net Loss of Unconsolidated Affiliates	(1.7)				(1.7)
Net Income Attributable to Non-controlling Interests	(11.3)				(11.3)
DILUTED EPS COMPONENTS:					
Net Income Available to IPG Common Stockholders	$ 635.2	$ (50.4)	$ 0.4	$ (16.4)	$ 701.6
Weighted-Average Number of Common Shares Outstanding	386.8				386.8
Earnings per Share Available to IPG Common Stockholders [5][6]	$ 1.64	$ (0.13)	$ 0.00	$ (0.04)	$ 1.81

(1) Restructuring charges of ($0.7) in the first nine months of 2023 represent adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020.
(2) Primarily relates to losses on complete dispositions of businesses and the classification of certain assets as held for sale, as well as a loss related to the sale of an equity investment.
(3) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23.
(4) Consists of non-operating expenses including interest expense, interest income, and other expense, net.
(5) Earnings per share amounts calculated on an unrounded basis.
(6) Basic and diluted earnings per share, both As Reported and Adjusted Results (Non-GAAP), include a positive impact of $0.17 related to the settlement of U.S. Federal Income Tax Audits for the years 2017-2018.
See full non-GAAP reconciliation of adjusted diluted earnings per share on page 22.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 8

IPG

9Interpublic Group of Companies, Inc. Three Months Ended September 30, 2023 2022 Net Income $ 245.7 $ 257.5 OPERATING ACTIVITIES: Depreciation & amortization 78.4 80.5 Deferred taxes 23.5 26.1 Net losses (gains) on sales of businesses 12.1 (3.1) Other non-cash items 6.2 (18.0) Change in working capital, net (122.7) (276.1) Change in other non-current assets & liabilities (0.5) (1.3) Net cash provided by Operating Activities 242.7 65.6 INVESTING ACTIVITIES: Capital expenditures (47.8) (46.2) Other investing activities (0.8) 9.8 Net cash used in Investing Activities (48.6) (36.4) FINANCING ACTIVITIES: Common stock dividends (118.6) (113.0) Repurchases of common stock (91.0) (73.7) Net decrease in short-term borrowings (7.0) (15.7) Distributions to noncontrolling interests (5.2) (4.4) Acquisition-related payments (2.7) (2.4) Tax payments for employee shares withheld (0.4) (0.3) Other financing activities (0.6) (0.3) Net cash used in Financing Activities (225.5) (209.8) Currency effect (21.3) (30.4) Net decrease in cash, cash equivalents and restricted cash $ (52.7) $ (211.0) ($ in Millions) Cash Flow

10Interpublic Group of Companies, Inc. September 30, 2023 December 31, 2022 September 30, 2022 CURRENT ASSETS: Cash and cash equivalents $ 1,574.9 $ 2,545.3 $ 1,768.3 Accounts receivable, net 4,046.9 5,316.0 4,121.1 Accounts receivable, billable to clients 2,417.4 2,023.0 2,158.0 Marketable securities 101.8 1.1 0.7 Prepaid expenses 420.7 354.1 396.2 Assets held for sale 9.9 5.9 16.2 Other current assets 73.8 79.8 74.4 Total current assets $ 8,645.4 $ 10,325.2 $ 8,534.9 CURRENT LIABILITIES: Accounts payable $ 6,448.4 $ 8,235.3 $ 6,535.6 Accrued liabilities 632.3 787.1 669.3 Contract liabilities 688.4 680.0 659.8 Short-term borrowings 31.0 44.3 55.8 Current portion of long-term debt 250.0 0.6 0.6 Current portion of operating leases 248.7 235.9 237.8 Liabilities held for sale 27.4 — 10.3 Total current liabilities $ 8,326.2 $ 9,983.2 $ 8,169.2 ($ in Millions) Balance Sheet — Current Portion

11Interpublic Group of Companies, Inc. Short-Term Debt Senior Notes 4.65% 5.40%2.40%4.20% Total Debt = $3.2 billion ($ in Millions) Debt Maturity Schedule 4.75% 3.375% ... ... Senior Notes - Current (1) (1) Senior Notes due on April 15, 2024. ... 5.375%

12Interpublic Group of Companies, Inc. Summary • Focus on driving growth and building on our long-term performance ◦ Strength in media and health care ◦ Exceptional talent ◦ Data capabilities at scale ◦ Strong and innovative marketing services capabilities ◦ Seamless delivery of "open architecture" solutions • Effective expense management is an ongoing priority • Flexible business model is positioned to address uncertainty • Financial strength is a continued source of value creation

13Interpublic Group of Companies, Inc. Appendix

14Interpublic Group of Companies, Inc. Nine Months Ended September 30, 2023 2022 Revenue Before Billable Expenses $ 6,814.4 $ 6,898.9 Billable Expenses 1,051.6 1,043.0 Total Revenue 7,866.0 7,941.9 Salaries and Related Expenses 4,707.0 4,701.4 Office and Other Direct Expenses 989.6 1,001.1 Billable Expenses 1,051.6 1,043.0 Cost of Services 6,748.2 6,745.5 Selling, General and Administrative Expenses 43.7 57.2 Depreciation and Amortization 199.0 201.9 Restructuring Charges (0.7) 0.7 Total Operating Expenses 6,990.2 7,005.3 Operating Income 875.8 936.6 Interest Expense, Net (66.9) (87.3) Other (Expense) Income, Net (24.8) 6.8 Income Before Income Taxes 784.1 856.1 Provision for Income Taxes (1) 135.9 209.2 Equity in Net (Loss) Income of Unconsolidated Affiliates (1.7) 3.3 Net Income 646.5 650.2 Net Income Attributable to Non-controlling Interests (11.3) (9.4) Net Income Available to IPG Common Stockholders $ 635.2 $ 640.8 Earnings per Share Available to IPG Common Stockholders - Basic $ 1.65 $ 1.63 Earnings per Share Available to IPG Common Stockholders - Diluted $ 1.64 $ 1.62 Weighted-Average Number of Common Shares Outstanding - Basic 385.0 392.7 Weighted-Average Number of Common Shares Outstanding - Diluted 386.8 396.2 Dividends Declared per Common Share $ 0.930 $ 0.870 ($ in Millions, except per share amounts) Operating Performance (1) The provision for income taxes for the nine months ended September 30, 2023 includes a benefit of $64.2 related to the settlement of U.S. Federal Income Tax Audits for the years 2017-2018, which is primarily non cash.

15Interpublic Group of Companies, Inc. Organic Change of Net Revenue by Region “All Other Markets” includes Canada, the Middle East and Africa. Circle proportions represent consolidated Net Revenue distribution. See reconciliation of Organic Change of Net Revenue, including total Net Revenue change, on page 20. Nine Months Ended September 30, 2023 -1.6% United States +2.2% United Kingdom -1.7% Continental Europe +5.4% Latin America -3.3% Asia Pacific +0.7% International -0.8% Worldwide +3.9% All Other Markets

16Interpublic Group of Companies, Inc. Operating Expenses % of Revenue Before Billable Expenses (1) Excludes amortization of acquired intangibles. . Nine Months Ended September 30 (1)

17Interpublic Group of Companies, Inc. Nine Months Ended September 30, 2023 2022 Net Income $ 646.5 $ 650.2 OPERATING ACTIVITIES: Deferred taxes (5.5) 26.0 Net losses on sales of businesses 18.9 4.0 Other non-cash items 22.8 (4.7) Depreciation & amortization 236.7 242.1 Change in working capital, net (1,099.1) (1,523.6) Change in other non-current assets & liabilities (160.4) (52.8) Net cash used in Operating Activities (340.1) (658.8) INVESTING ACTIVITIES: Capital expenditures (127.1) (118.5) Purchase of short-term marketable securities (97.6) — Acquisitions, net of cash acquired (6.3) — Deconsolidation of a subsidiary — (20.4) Net proceeds from investments 21.7 2.6 Other investing activities 5.0 10.1 Net cash used in Investing Activities (204.3) (126.2) FINANCING ACTIVITIES: Common stock dividends (361.2) (345.1) Repurchases of common stock (219.0) (221.6) Tax payments for employee shares withheld (58.4) (39.9) Net decrease in short-term borrowings (18.0) (27.8) Distributions to noncontrolling interests (13.7) (9.6) Acquisition-related payments (12.8) (8.4) Proceeds from long-term debt 296.3 — Other financing activities (3.2) (0.5) Net cash used in Financing Activities (390.0) (652.9) Currency effect (35.0) (59.2) Net decrease in cash, cash equivalents and restricted cash $ (969.4) $ (1,497.1) ($ in Millions) Cash Flow

18Interpublic Group of Companies, Inc. 2023 Q1 Q2 Q3 Q4 YTD 2023 Depreciation and amortization (1) $ 45.6 $ 45.3 $ 45.0 $ 135.9 Amortization of acquired intangibles 20.9 21.2 21.0 63.1 Amortization of restricted stock and other non-cash compensation 11.1 12.8 12.1 36.0 Net amortization of bond discounts and deferred financing costs 0.7 0.7 0.3 1.7 2022 Q1 Q2 Q3 Q4 FY 2022 Depreciation and amortization (1) $ 46.5 $ 46.0 $ 46.8 $ 50.0 $ 189.3 Amortization of acquired intangibles 21.3 21.1 20.2 22.1 84.7 Amortization of restricted stock and other non-cash compensation 12.5 12.8 12.7 12.0 50.0 Net amortization of bond discounts and deferred financing costs 0.7 0.7 0.8 0.8 3.0 ($ in Millions) (1) Excludes amortization of acquired intangibles. Depreciation and Amortization

Reconciliation of Organic Change of Net Revenue

		Three Months Ended September 30, 2022 [1]	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Three Months Ended September 30, 2023	Change: Organic	Change: Total
SEGMENT:	Media, Data & Engagement Solutions [2]	$ 1,024.2	$ 7.3	$ 17.9	$ 5.0	$ 1,054.4	0.5%	2.9%
	Integrated Advertising & Creativity Led Solutions [3]	927.1	3.8	(9.9)	(37.7)	883.3	(4.1%)	(4.7%)
	Specialized Communications & Experiential Solutions [4]	344.9	3.9	—	22.5	371.3	6.5%	7.7%
	Total	**$ 2,296.2**	**$ 15.0**	**$ 8.0**	**$ (10.2)**	**$ 2,309.0**	**(0.4%)**	**0.6%**
GEOGRAPHIC:	**United States**	**$ 1,523.0**	**$ —**	**$ 5.6**	**$ (18.7)**	**$ 1,509.9**	**(1.2%)**	**(0.9%)**
	International	**773.2**	**15.0**	**2.4**	**8.5**	**799.1**	**1.1%**	**3.3%**
	United Kingdom	176.5	12.7	—	3.8	193.0	2.2%	9.3%
	Continental Europe	160.1	12.0	—	6.2	178.3	3.9%	11.4%
	Asia Pacific	187.1	(4.6)	2.1	(9.3)	175.3	(5.0%)	(6.3%)
	Latin America	107.4	1.3	—	6.1	114.8	5.7%	6.9%
	All Other Markets	142.1	(6.4)	0.3	1.7	137.7	1.2%	(3.1%)
	Worldwide	**$ 2,296.2**	**$ 15.0**	**$ 8.0**	**$ (10.2)**	**$ 2,309.0**	**(0.4%)**	**0.6%**

[1] Results for the three months ended September 30, 2022 have been recast to reflect the transfer of certain agencies between reportable segments.
[2] Comprised of IPG Mediabrands and Acxiom, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
[3] Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.
[4] Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health.
($ in Millions)

Interpublic Group of Companies, Inc. — 19 IPG

Reconciliation of Organic Change of Net Revenue

		Nine Months Ended September 30, 2022 [1]	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Nine Months Ended September 30, 2023	Change: Organic	Change: Total
SEGMENT:	Media, Data & Engagement Solutions [2]	$ 3,063.2	$ (28.7)	$ 54.0	$ (17.8)	$ 3,070.7	(0.6%)	0.2%
	Integrated Advertising & Creativity Led Solutions [3]	2,805.8	(26.5)	(24.3)	(82.4)	2,672.6	(2.9%)	(4.7%)
	Specialized Communications & Experiential Solutions [4]	1,029.9	(5.5)	—	46.7	1,071.1	4.5%	4.0%
	Total	**$ 6,898.9**	**$ (60.7)**	**$ 29.7**	**$ (53.5)**	**$ 6,814.4**	**(0.8%)**	**(1.2%)**
GEOGRAPHIC:	**United States**	**$ 4,548.0**	**$ —**	**$ 35.1**	**$ (70.8)**	**$ 4,512.3**	**(1.6%)**	**(0.8%)**
	International	**2,350.9**	**(60.7)**	**(5.4)**	**17.3**	**2,302.1**	**0.7%**	**(2.1%)**
	United Kingdom	543.7	(7.8)	—	12.2	548.1	2.2%	0.8%
	Continental Europe	539.2	4.7	—	(9.4)	534.5	(1.7%)	(0.9%)
	Asia Pacific	549.5	(24.0)	4.2	(17.9)	511.8	(3.3%)	(6.9%)
	Latin America	297.0	(9.6)	(1.4)	15.9	301.9	5.4%	1.6%
	All Other Markets	421.5	(24.0)	(8.2)	16.5	405.8	3.9%	(3.7%)
	Worldwide	**$ 6,898.9**	**$ (60.7)**	**$ 29.7**	**$ (53.5)**	**$ 6,814.4**	**(0.8%)**	**(1.2%)**

[1] Results for the nine months ended September 30, 2022 have been recast to reflect the transfer of certain agencies between reportable segments.
[2] Comprised of IPG Mediabrands and Acxiom, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
[3] Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.
[4] Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health.
($ in Millions)

Interpublic Group of Companies, Inc. — 20 IPG

Reconciliation of Adjusted Results [(1)]

	Three Months Ended September 30, 2023				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [(2)]	Net Losses on Sales of Businesses [(3)]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [(4)]	**$ 376.8**	**$ (21.0)**	**$ 0.6**		**$ 397.2**
Total (Expenses) and Other Income [(5)]	(37.3)			$ (12.1)	(25.2)
Income Before Income Taxes	**339.5**	**(21.0)**	**0.6**	**(12.1)**	**372.0**
Provision for Income Taxes	91.5	4.3	(0.2)	2.6	98.2
Effective Tax Rate	*27.0 %*				*26.4 %*
Equity in Net Loss of Unconsolidated Affiliates	(2.3)				(2.3)
Net Income Attributable to Non-controlling Interests	(2.0)				(2.0)
Net Income Available to IPG Common Stockholders	**$ 243.7**	**$ (16.7)**	**$ 0.4**	**$ (9.5)**	**$ 269.5**
Weighted-Average Number of Common Shares Outstanding - Basic	**383.6**				**383.6**
Dilutive effect of stock options and restricted shares	1.9				1.9
Weighted-Average Number of Common Shares Outstanding - Diluted	**385.5**				**385.5**
Earnings per Share Available to IPG Common Stockholders [(6)]:					
Basic	$ 0.64	$ (0.04)	$ 0.00	$ (0.02)	$ 0.70
Diluted	$ 0.63	$ (0.04)	$ 0.00	$ (0.02)	$ 0.70

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring charges of ($0.6) in the third quarter of 2023 represent adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020.
(3) Primarily relates to losses on complete dispositions of businesses and the classification of certain assets as held for sale.
(4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23.
(5) Consists of non-operating expenses including interest expense, interest income, and other expense, net.
(6) Earnings per share amounts calculated on an unrounded basis.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 21

Reconciliation of Adjusted Results [(1)]

	Nine Months Ended September 30, 2023				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [(2)]	Net Losses on Sales of Businesses [(3)]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [(4)]	**$ 875.8**	**$ (63.1)**	**$ 0.7**		**$ 938.2**
Total (Expenses) and Other Income [(5)]	(91.7)			$ (20.4)	(71.3)
Income Before Income Taxes	**784.1**	**(63.1)**	**0.7**	**(20.4)**	**866.9**
Provision for Income Taxes	135.9	12.7	(0.3)	4.0	152.3
Effective Tax Rate	*17.3 %*				*17.6 %*
Equity in Net Loss of Unconsolidated Affiliates	(1.7)				(1.7)
Net Income Attributable to Non-controlling Interests	(11.3)				(11.3)
Net Income Available to IPG Common Stockholders	**$ 635.2**	**$ (50.4)**	**$ 0.4**	**$ (16.4)**	**$ 701.6**
Weighted-Average Number of Common Shares Outstanding - Basic	**385.0**				**385.0**
Dilutive effect of stock options and restricted shares	1.8				1.8
Weighted-Average Number of Common Shares Outstanding - Diluted	**386.8**				**386.8**
Earnings per Share Available to IPG Common Stockholders [(6)(7)]:					
Basic	$ 1.65	$ (0.13)	$ 0.00	$ (0.04)	$ 1.82
Diluted	$ 1.64	$ (0.13)	$ 0.00	$ (0.04)	$ 1.81

[(1)] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
[(2)] Restructuring charges of ($0.7) in the first nine months of 2023 represent adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020.
[(3)] Primarily relates to losses on complete dispositions of businesses and the classification of certain assets as held for sale, as well as a loss related to the sale of an equity investment.
[(4)] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23.
[(5)] Consists of non-operating expenses including interest expense, interest income, and other expense, net.
[(6)] Earnings per share amounts calculated on an unrounded basis.
[(7)] Basic and diluted earnings per share, both As Reported and Adjusted Results (Non-GAAP), include a positive impact of $0.17 related to the settlement of U.S. Federal Income Tax Audits for the years 2017-2018.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 22 IPG

Reconciliation of Adjusted EBITA[1]

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Revenue Before Billable Expenses	**$ 2,309.0**	**$ 2,296.2**	**$ 6,814.4**	**$ 6,898.9**
Non-GAAP Reconciliation:				
Net Income Available to IPG Common Stockholders	**$ 243.7**	**$ 251.8**	**$ 635.2**	**$ 640.8**
Add Back:				
Provision for Income Taxes	91.5	76.4	135.9	209.2
Subtract:				
Total (Expenses) and Other Income	(37.3)	(10.4)	(91.7)	(80.5)
Equity in Net (Loss) Income of Unconsolidated Affiliates	(2.3)	2.5	(1.7)	3.3
Net Income Attributable to Non-controlling Interests	(2.0)	(5.7)	(11.3)	(9.4)
Operating Income	**$ 376.8**	**$ 341.8**	**$ 875.8**	**$ 936.6**
Add Back:				
Amortization of Acquired Intangibles	21.0	20.2	63.1	62.6
Adjusted EBITA	**$ 397.8**	**$ 362.0**	**$ 938.9**	**$ 999.2**
Adjusted EBITA Margin on Revenue Before Billable Expenses %	**17.2 %**	**15.8 %**	**13.8 %**	**14.5 %**
Restructuring Charges [2]	(0.6)	(5.8)	(0.7)	0.7
Adjusted EBITA before Restructuring Charges	**$ 397.2**	**$ 356.2**	**$ 938.2**	**$ 999.9**
Adjusted EBITA before Restructuring Charges Margin on Revenue Before Billable Expenses %	**17.2 %**	**15.5 %**	**13.8 %**	**14.5 %**

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

[2] Restructuring charges of ($0.6) and ($0.7) in the third quarter and first nine months of 2023, respectively, represent adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020. Restructuring charges of ($5.8) and $0.7 in the third quarter and first nine months of 2022 were related to adjustments to our restructuring actions taken in 2020.

($ in Millions)

Interpublic Group of Companies, Inc. — 23 IPG

Adjusted EBITA before Restructuring Charges by Segment[1]

	Media, Data & Engagement Solutions [2]		Integrated Advertising & Creativity Led Solutions [3]		Specialized Communications & Experiential Solutions [4]		Corporate and Other [5]		IPG Consolidated [1]	
	Three Months Ended September 30,		Three Months Ended September 30,		Three Months Ended September 30,		Three Months Ended September 30,		Three Months Ended September 30,	
	2023	2022 [6]	2023	2022 [6]	2023	2022 [6]	2023	2022 [6]	2023	2022 [6]
Revenue Before Billable Expenses	**$ 1,054.4**	**$ 1,024.2**	**$ 883.3**	**$ 927.1**	**$ 371.3**	**$ 344.9**			**$ 2,309.0**	**$ 2,296.2**
Segment/Adjusted EBITA	$ 208.0	$ 170.3	$ 130.4	$ 147.9	$ 77.7	$ 63.8	$ (18.3)	$ (20.0)	$ 397.8	$ 362.0
Restructuring Charges [7]	(0.1)	—	(0.5)	—	(0.2)	(5.8)	0.2	—	(0.6)	(5.8)
Segment/Adjusted EBITA before Restructuring Charges	**$ 207.9**	**$ 170.3**	**$ 129.9**	**$ 147.9**	**$ 77.5**	**$ 58.0**	**$ (18.1)**	**$ (20.0)**	**$ 397.2**	**$ 356.2**
Margin (%) of Revenue Before Billable Expenses	*19.7 %*	*16.6 %*	*14.7 %*	*16.0 %*	*20.9 %*	*16.8 %*			*17.2 %*	*15.5 %*

[1] Adjusted EBITA before restructuring charges is calculated as net income available to IPG common stockholders before provision for incomes taxes, total (expenses) and other income, equity in net income of unconsolidated affiliates, net income attributable to non-controlling interests, amortization of acquired intangibles and restructuring charges.
[2] Comprised of IPG Mediabrands, Acxiom, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
[3] Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.
[4] Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health.
[5] Corporate and Other is primarily comprised of selling, general and administrative expenses including corporate office expenses as well as shared service center and certain other centrally managed expenses that are not fully allocated to operating divisions.
[6] Results for the three months ended September 30, 2022 have been recast to reflect the transfer of certain agencies between reportable segments.
[7] Restructuring charges of ($0.6) in the third quarter of 2023 represent adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020. Restructuring charges of ($5.8) in the third quarter of 2022 were related to adjustments to our restructuring actions taken in 2020.

($ in Millions)

Interpublic Group of Companies, Inc. — 24 IPG

Adjusted EBITA before Restructuring Charges by Segment [1]

	Media, Data & Engagement Solutions (2)		Integrated Advertising & Creativity Led Solutions (3)		Specialized Communications & Experiential Solutions (4)		Corporate and Other (5)		IPG Consolidated (1)	
	Nine Months Ended September 30,		Nine Months Ended September 30,		Nine Months Ended September 30,		Nine Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022 (6)	2023	2022 (6)	2023	2022 (6)	2023	2022 (6)	2023	2022 (6)
Revenue Before Billable Expenses	**$ 3,070.7**	**$ 3,063.2**	**$ 2,672.6**	**$ 2,805.8**	**$ 1,071.1**	**$ 1,029.9**			**$ 6,814.4**	**$ 6,898.9**
Segment/Adjusted EBITA	$ 430.4	$ 451.0	$ 361.5	$ 430.8	$ 194.2	$ 179.3	$ (47.2)	$ (61.9)	$ 938.9	$ 999.2
Restructuring Charges (7)	(1.3)	(0.1)	(0.2)	6.1	0.7	(5.4)	0.1	0.1	(0.7)	0.7
Segment/Adjusted EBITA before Restructuring Charges	**$ 429.1**	**$ 450.9**	**$ 361.3**	**$ 436.9**	**$ 194.9**	**$ 173.9**	**$ (47.1)**	**$ (61.8)**	**$ 938.2**	**$ 999.9**
Margin (%) of Revenue Before Billable Expenses	*14.0 %*	*14.7 %*	*13.5 %*	*15.6 %*	*18.2 %*	*16.9 %*			*13.8 %*	*14.5 %*

(1) Adjusted EBITA before restructuring charges is calculated as net income available to IPG common stockholders before provision for incomes taxes, total (expenses) and other income, equity in net income of unconsolidated affiliates, net income attributable to non-controlling interests, amortization of acquired intangibles and restructuring charges.
(2) Comprised of IPG Mediabrands, Acxiom, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
(3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.
(4) Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health.
(5) Corporate and Other is primarily comprised of selling, general and administrative expenses including corporate office expenses as well as shared service center and certain other centrally managed expenses that are not fully allocated to operating divisions.
(6) Results for the nine months ended September 30, 2022 have been recast to reflect the transfer of certain agencies between reportable segments.
(7) Restructuring charges of ($0.7) in the first nine months of 2023 represent adjustments to our restructuring actions taken in Q4 2022, as well as adjustments to the actions taken in 2020. Restructuring charges of $0.7 in the first nine months of 2022 were related to adjustments to our restructuring actions taken in 2020.

($ in Millions)

Interpublic Group of Companies, Inc. — 25 IPG

Reconciliation of Adjusted Results[1]

	Three Months Ended September 30, 2022				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Gain on Business Dispositions [3]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [4]	**$ 341.8**	**$ (20.2)**	**$ 5.8**		**$ 356.2**
Total (Expenses) and Other Income [5]	(10.4)			$ 15.1	(25.5)
Income Before Income Taxes	**331.4**	**(20.2)**	**5.8**	**15.1**	**330.7**
Provision for Income Taxes	76.4	4.2	(1.8)	0.1	78.9
Effective Tax Rate	*23.1 %*				*23.9 %*
Equity in Net Income of Unconsolidated Affiliates	2.5				2.5
Net Income Attributable to Non-controlling Interests	(5.7)				(5.7)
Net Income Available to IPG Common Stockholders	**$ 251.8**	**$ (16.0)**	**$ 4.0**	**$ 15.2**	**$ 248.6**
Weighted-Average Number of Common Shares Outstanding - Basic	**390.6**				**390.6**
Dilutive effect of stock options and restricted shares	3.5				3.5
Weighted-Average Number of Common Shares Outstanding - Diluted	**394.1**				**394.1**
Earnings per Share Available to IPG Common Stockholders [6]:					
Basic	$ 0.64	$ (0.04)	$ 0.01	$ 0.04	$ 0.64
Diluted	$ 0.64	$ (0.04)	$ 0.01	$ 0.04	$ 0.63

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring charges of ($5.8) in the third quarter of 2022 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
(3) Primarily relates to a cash gain in the third quarter of 2022 related to the sale of an equity investment, as well as gains on dispositions of businesses and the classification of certain assets as held for sale.
(4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23.
(5) Consists of non-operating expenses including interest expense, interest income, and other expense, net.
(6) Earnings per share amounts calculated on an unrounded basis.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 26

IPG

Reconciliation of Adjusted Results[1]

	Nine Months Ended September 30, 2022				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Losses on Business Dispositions [3]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [4]	**$ 936.6**	**$ (62.6)**	**$ (0.7)**		**$ 999.9**
Total (Expenses) and Other Income [5]	(80.5)			$ 4.5	(85.0)
Income Before Income Taxes	**856.1**	**(62.6)**	**(0.7)**	**4.5**	**914.9**
Provision for Income Taxes	209.2	12.7	(0.2)	0.1	221.8
Effective Tax Rate	*24.4 %*				*24.2 %*
Equity in Net Income of Unconsolidated Affiliates	3.3				3.3
Net Income Attributable to Non-controlling Interests	(9.4)				(9.4)
Net Income Available to IPG Common Stockholders	**$ 640.8**	**$ (49.9)**	**$ (0.9)**	**$ 4.6**	**$ 687.0**
Weighted-Average Number of Common Shares Outstanding - Basic	**392.7**				**392.7**
Dilutive effect of stock options and restricted shares	3.5				3.5
Weighted-Average Number of Common Shares Outstanding - Diluted	**396.2**				**396.2**
Earnings per Share Available to IPG Common Stockholders [6]:					
Basic	$ 1.63	$ (0.13)	$ 0.00	$ 0.01	$ 1.75
Diluted	$ 1.62	$ (0.13)	$ 0.00	$ 0.01	$ 1.73

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring charges of $0.7 in the first nine months of 2022 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
(3) Primarily includes a cash gain in the first nine months of 2022 related to the sale of an equity investment, partially offset by a non-cash loss related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity investment, as well as losses on dispositions of businesses and the classification of certain assets as held for sale.
(4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23.
(5) Consists of non-operating expenses including interest expense, interest income, and other expense, net.
(6) Earnings per share amounts calculated on an unrounded basis.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 27

28Interpublic Group of Companies, Inc. Metrics Update

29Interpublic Group of Companies, Inc. Metrics Update CATEGORY: SALARIES & RELATED OFFICE & OTHER DIRECT FINANCIAL (% of Revenue Before Billable Expenses) (% of Revenue Before Billable Expenses) METRIC: Trailing Twelve Months Trailing Twelve Months Available Liquidity Base, Benefits & Tax Occupancy Expense Credit Facility Covenant Incentive Expense All Other Office & Other Direct Expenses Severance Expense Temporary Help

30Interpublic Group of Companies, Inc. Salaries & Related Expenses % of Revenue Before Billable Expenses, Trailing Twelve Months

31Interpublic Group of Companies, Inc. Salaries & Related Expenses (% of Revenue Before Billable Expenses) “All Other Salaries & Related,” not shown, was 0.9% and 1.1% for the three months ended September 30, 2023 and 2022, and 1.0% for both the nine months ended September 30, 2023 and 2022. Three and Nine Months Ended September 30 2023 2022

32Interpublic Group of Companies, Inc. Office & Other Direct Expenses % of Revenue Before Billable Expenses, Trailing Twelve Months

33Interpublic Group of Companies, Inc. Office & Other Direct Expenses (% of Revenue Before Billable Expenses) “All Other” primarily includes client service costs, non-pass through production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains) and other expenses. 2023 2022 Three and Nine Months Ended September 30

34Interpublic Group of Companies, Inc. ($ in Millions) Available Liquidity Cash, Cash Equivalents + Available Committed Credit Facilities Available Committed Credit FacilityCash and Cash Equivalents

35Interpublic Group of Companies, Inc. Financial Covenant Four Quarters Ended September 30, 2023 Leverage Ratio (not greater than) (1) 3.50x Actual Leverage Ratio 1.84x CREDIT AGREEMENT EBITDA RECONCILIATION: Four Quarters Ended September 30, 2023 Net Income Available to IPG Common Stockholders $ 932.4 Non-Operating Adjustments (2) 388.0 Operating Income $ 1,320.4 + Depreciation and Amortization 333.6 + Other Non-cash Charges Reducing Operating Income 85.5 Credit Agreement EBITDA (1): $ 1,739.5 ($ in Millions) Credit Facility Covenant (1) The leverage ratio is defined as debt as of the last day of such fiscal quarter to EBITDA (as defined in the Credit Agreement) for the four quarters then ended. Management utilizes Credit Agreement EBITDA, which is a non-GAAP financial measure, as well as the amounts shown in the table above, calculated as required by the Credit Agreement, in order to assess our compliance with such covenants. (2) Includes adjustments of the following items from our consolidated statement of operations: provision for income taxes, total (expenses) and other income, equity in net income of unconsolidated affiliates, and net income attributable to non-controlling interests.

36Interpublic Group of Companies, Inc. Cautionary Statement This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements regarding guidance, goals, intentions, and expectations as to future plans, trends, events, or future results of operations or financial position, constitute forward-looking statements. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results and outcomes to differ materially from those reflected in the forward-looking statements, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K, and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ the effects of a challenging economy on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ the impacts of the COVID-19 pandemic, including potential developments like the emergence of more transmissible or virulent coronavirus variants, and associated mitigation measures, such as restrictions on businesses, social activities and travel, on the economy, our clients and demand for our services; ▪ risks associated with the effects of global, national and regional economic conditions, including counterparty risks and fluctuations in interest rates, inflation rates and currency exchange rates; ▪ the economic or business impact of military or political conflict in key markets; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a challenging economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ▪ developments from changes in the regulatory and legal environment for advertising and marketing services companies around the world, including laws and regulations related to data protection and consumer privacy; and ▪ the impact on our operations of general or directed cybersecurity events. Investors should carefully consider the foregoing factors and the other risks and uncertainties that may affect our business, including those outlined under Item 1A, Risk Factors, in our most recent annual report on Form 10-K, and our other SEC filings. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any of them in light of new information, future events, or otherwise.